[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

February 28, 2002
(Unaudited)

- CREDIT SUISSE
  GLOBAL TECHNOLOGY FUND

- CREDIT SUISSE
  GLOBAL HEALTH SCIENCES FUND

- CREDIT SUISSE
  GLOBAL FINANCIAL SERVICES FUND

More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholders:

     We are writing to report on the results of the Credit Suisse Global Technology Fund(1),(2) (the "Fund") for the six months ended February 28, 2002.

     At February 28, 2002, the net asset value (NAV) of the Fund's Common Class was $26.08 per share, compared to an NAV of $29.11 on August 31, 2001. As a result, the Fund's total return was down 10.41%. By comparison, the MSCI All Country World Free Growth Index(3) increased 0.80% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) lost 11.27% during the same period.

     The Fund was formerly known as the Credit Suisse Warburg Pincus Global Telecommunications Fund and assumed its current name effective December 12, 2001. Its investment policy and benchmark changed accordingly. We chose to do this because, in our view, market conditions had changed enough to make the Fund's previous focus on the telecommunications industry overly restrictive. Given the ever-growing overlap between telecom and technology, we felt that investors would be best served by a portfolio that allows for a much broader scope of opportunity, and not one whose fluctuation was ultimately tied to the shares of a shrinking universe of fixed-line telecom service providers.

     For this discussion only, therefore, our analysis of the Fund's performance compares the Fund to each of its benchmarks during their respective portions of the fiscal half-year and includes the month of December for each benchmark. We thus use the previous benchmark, the MSCI All Country World Free Telecommunication Services Index, from September through December. The new benchmark, the MSCI All Country World Free Growth Index, is used from December through February.

     The Fund outperformed its previous MSCI telecom benchmark between September and December 31. (Returns for the Fund and benchmark were 3.34% and 2.34%, respectively.) Relative stock selection was strong across geographies, particularly in the U.S. Most of our biggest individual U.S. holdings were additive to performance, and we kept U.S. exposure broadly diversified among the leading subcategories of telecommunications and technology equities. Our strategy of minimizing ownership of U.S. competitive local-exchange carriers -- many of which endured heavy selling -- was additionally beneficial.

     We also fared well in Japan and Emerging Asia. All of our Japanese holdings outperformed the MSCI telecom benchmark's Japan subcomponent, for example. In Emerging Asia, we overweighted the strong South Korean market and enjoyed good stock selection both in South Korea and Taiwan.

     The Fund's return headed downward in the second part of the fiscal half-year, when the Fund and its new MSCI growth benchmark declined 11.35% and 2.55%, respectively. After driving the earlier outperformance, our U.S. allocation was the primary reason that the Fund underperformed. We owned nearly the same stocks as before, but some that had done especially well reversed course. For the most part, they succumbed to concerns about access to capital that were exacerbated by accounting and corporate governance issues raised by the Enron scandal, or to deteriorating growth prospects for the wireless telecom business.

     To a lesser extent, performance during this time was hurt by stock selection in Europe and Japan. In Europe, relative returns were poor in three countries (i.e., France, the U.K. and the Netherlands) in which we owned shares of leading telecom service providers that struggled under the burden of high indebtedness. Prominent names in software and wireless telecom were the culprits in Japan.

     On the plus side of the equation, some of our country weightings versus the MSCI growth benchmark helped to partially offset the downside of stock selection in the December-February period. These notably included our significant overweights in South Korea and Mexico. Our willingness to keep cash reserves on the sidelines also proved helpful.

     Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

       Scott T. Lewis,                         Vincent J. McBride,
       Co-Portfolio Manager                    Co-Portfolio Manager

       David Lefkowitz,                        Naimish M. Shah
       Associate Portfolio Manager             Associate Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED

IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

                   SUMMARY OF ANNUALIZED TOTAL RETURNS (2/28/2002)
       -------------------------------------------------------------------------

                                                   SINCE             INCEPTION
        ONE YEAR            FIVE YEAR            INCEPTION             DATE
       -----------         -----------          -----------         ------------
          -36.53%               14.96%              15.90%          12/04/1996

----------
(1) Name changed from Credit Suisse Warburg Pincus Global Telecommunications Fund effective December 12, 2001.
(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross of dividends) as the fund's benchmark effective December 12, 2001. Investors cannot invest directly in an index.
(4) The Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors in the telecommunications services sector and is compiled by Morgan Stanley Capital International, Inc. It replaced the Morgan Stanley Capital International Telecommunications Index, which was discontinued June 30, 2001, as the Fund's benchmark effective July 1, 2001. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

     For the six months ended February 28, 2002, the Common Class shares of Credit Suisse Global Health Sciences Fund (the "Fund")(1),(2) was down 9.28%, vs. losses of 0.13% and 1.67%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4).

     The period was a very volatile one for stocks. In the immediate aftermath of the September 11 terrorist attacks, equity markets, already on wobbly profit footing, plummeted. Investors soon returned, however, encouraged by a decline in interest rates around the world and by a sense that an economic recovery might begin in 2002. Success on the war front also eased risk concerns. That said, in January, stocks generally gave back some of their fourth-quarter gains.

     Health-care stocks had mostly negative performance, with a wide disparity in results. Stocks of major drug companies had relatively good showings, while biotechnology stocks were health care's worst performers. The Fund was hampered by the lackluster environment for health-care stocks broadly and by its relatively large position in biotech and emerging-pharmaceutical companies.

     After rallying through much of the fourth quarter, biotech-type stocks were hurt late in the period by two company-specific concerns that tarnished the wider group. One relates to an Ireland-based specialty pharmaceutical company. Suspicions arose over its accounting practices, causing investors to worry about Enron-type problems within the biotech industry.

     In addition, in late December, a biotech company that focuses on cancer research announced that the FDA had declined to accept its "Fast Track" application to market a treatment for colorectal cancer. Investors reacted negatively to the news.

     We had no exposure to either of these companies. We believe that our focus on quality of management, robustness of clinical trials, and the "Phase III" (late-stage) part of the approval process helped us avoid the period's worst trouble spots. We will maintain this approach going forward, and we believe that many compelling business models continue to exist among biotechnology and specialty pharmaceutical companies.

     In terms of portfolio activity, we made few changes that we consider noteworthy. We maintained what we consider to be a well-diversified portfolio of health-care stocks, with significant exposure to pharmaceutical, biotechnology, equipment, managed-care and a variety of other services companies.

     Our weighting in the major drug companies remained relatively light, reflecting our general concerns over the group's increased competition from generic-drug companies. However, we continued to favor certain large-cap pharmaceutical companies that in our view have compelling product-development pipelines as well as good patent protection on existing products. For example, one of our holdings offers a multi-year patented drug that accounts for about half of all sales among cholesterol-controlling treatments. We also continued to hold a number of smaller-cap and specialty-pharmaceutical stocks. In the mid-cap area, an example is a company whose main products include a treatment for hypertension.

     Elsewhere of note, we held certain laboratory and diagnostic names that we believe will continue to benefit from the general expansion of health-care services. These companies perform routine, but high-quantity, services such as blood testing, as well as niche-type and high-margin testing and screening services. We also continued to hold specific hospital names that we think should have fairly stable earnings growth over time.

     In terms of regional emphasis, we continued to heavily favor the U.S. The global aspect of our investment strategy is to attempt to identify companies well-positioned to benefit from the global growth of health care. In our view, the U.S. is home to a great number of such companies.

     Looking ahead, we believe that the global economy could continue to improve as 2002 progresses. To what extent any recovery helps corporate earnings remains to be seen. Regardless, we believe that the health-care industry's fundamentals should remain sound--supported by demographic trends and by a high level of innovation--and we will continue to focus on companies we believe have the best long-term prospects.

CREDIT SUISSE ASSET MANAGEMENT, LLC

Peter T. Wen                                  Susan L. Black
Co-Portfolio Manager                          Co-Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED

IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

                   SUMMARY OF ANNUALIZED TOTAL RETURNS (2/28/2002)
      --------------------------------------------------------------------------
                                                   SINCE             INCEPTION
        ONE YEAR            FIVE YEAR            INCEPTION             DATE
      ------------        -------------        -------------       -------------
         -7.82%              14.08%                14.09%            12/31/1996

----------
(1) Name changed from Credit Suisse Warburg Pincus Global Health Sciences Fund effective December 12, 2001.
(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The MSCI World Healthcare Index is a sector-level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector. Investors cannot invest directly in an index.
(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

     For the six months ended February 28, 2002, the Common Class Shares of Credit Suisse Global Financial Services Fund(1),(2) (the "Fund") was down 6.06%, vs. a loss of 1.67% for the S&P 500 Index(3) and a loss of 4.01% for the MSCI All Country World Free Financial Sector Index.(4)

     The period was a difficult, and volatile, one for stocks generally. Markets around the world plunged in the immediate aftermath of September 11, amid extreme uncertainty. But stocks regained their footing in 2001's fourth quarter, helped by a surge in liquidity and success in the war effort, factors that seemed to ease risk concerns. The new year began on a weaker note (reflecting profit taking in many cases), and by the end of February most major equity indexes had at least modest losses for the six months. Equities of financial-services companies were not spared, despite a dramatic worldwide lowering of interest rates.

     The Fund was hurt by the poor environment for the equities it targets and by weakness in certain areas. Stocks that hurt the Fund's showing included its Japanese holdings (about 2.3% of the Fund as of February 28), which were weakened by worries over current credit conditions in the country. Certain of the Fund's European stocks also had significant declines in the period. On the positive side, good performers for the Fund included several of its largest U.S. holdings, e.g., MBIA and Bank of America (4.6% and 4.7% of the Fund, respectively, as of February 28). The Fund's Canadian and Australian holdings also aided its return.

     In terms of basic strategy, we maintained what we would describe as a fairly concentrated portfolio, one consisting of about 30 stocks as of the end of the period. Given the generally high economic and profit uncertainty, we sought to heavily focus on companies we consider to have the healthiest balance sheets and business prospects.

     In terms of subsector allocation, we modestly increased our exposure to companies in the capital-markets and consumer-lending areas. We had a relatively small position in such companies as the period began. However, we deemed several names to be compellingly valued, oversold in our judgement in the wake of September 11. Elsewhere, we remained overweighted in the insurance area, where we believe industry fundamentals are solid and where valuations are, on the whole, attractive.

     Going forward, we believe that factors such as global macroeconomic coordination and favorable demographic trends should prove supportive of financial-services companies over the long term. And while we have some near-term concerns regarding a possible rise in interest rates, we also think that an improving global economy (a driver of rising rates) should help support the sector's fundamentals. For our part, we intend to maintain a relatively concentrated portfolio, though we will continue to look for opportunities to diversify, perhaps by adding more mid- and even small-cap names, should we deem them to have good potential.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

     D. Susan Everly                        Katharine O'Donovan
     Co-Portfolio Manager                   Co-Portfolio Manager

     Robert E. Rescoe                       Timothy M. Ryan
     Co-Portfolio Manager                   Associate Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS BY INVESTING IN A GROUP OF RELATED INDUSTRIES (FINANCIAL SERVICES SECTOR), IT IS SUBJECT TO INCREASED RISK. INVESTORS MAY WANT TO ONLY CONSIDER IT FOR THE AGGRESSIVE PORTION OF THEIR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

                   SUMMARY OF ANNUALIZED TOTAL RETURNS (2/28/2002)
       -------------------------------------------------------------------------

                                        SINCE                     INCEPTION
          ONE YEAR                    INCEPTION                     DATE
         ----------                  -----------                -------------
           -10.86%                     -15.51%                   12/28/2000

----------
(1) Name changed from Credit Suisse Warburg Pincus Global Financial Services Fund effective December 12, 2001.
(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.
(4) The MSCI All Country World Index Free Financial Sector Index is an unmanaged index (with no defined investment objective) of common stocks of financial companies. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
COMMON STOCKS (95.9%)
AUSTRALIA (0.6%)
MEDIA (0.6%)
    News Corp., Ltd. ADR                                         31,600      $         686,984
                                                                             -----------------
TOTAL AUSTRALIA                                                                        686,984
                                                                             -----------------
BELGIUM (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telindus Group NV - Strip VVPR(1)                               305                      1
                                                                             -----------------
TOTAL BELGIUM                                                                                1
                                                                             -----------------
BERMUDA (1.6%)
INDUSTRIAL CONGLOMERATES (1.6%)
    Tyco International, Ltd.                                     63,200              1,839,120
                                                                             -----------------
TOTAL BERMUDA                                                                        1,839,120
                                                                             -----------------
CANADA (3.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.2%)
    AXXENT, Inc. Class B(1),(2),(3),(4)                         580,000                      0
    BCE, Inc.                                                    62,000              1,293,719
                                                                             -----------------
                                                                                     1,293,719
                                                                             -----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.2%)
    ATI Technologies, Inc.(1)                                   205,000              2,437,450
                                                                             -----------------
TOTAL CANADA                                                                         3,731,169
                                                                             -----------------
DENMARK (2.2%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.2%)
    TDC A/S(5)                                                   79,800              2,480,110
                                                                             -----------------
TOTAL DENMARK                                                                        2,480,110
                                                                             -----------------
FINLAND (1.4%)
COMMUNICATIONS EQUIPMENT (1.4%)
    Nokia Oyj ADR(5)                                             38,300                795,491
    Nokia Oyj Class A                                            37,000                786,342
                                                                             -----------------
TOTAL FINLAND                                                                        1,581,833
                                                                             -----------------
FRANCE (1.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.4%)
    Orange SA(1)                                                273,100              1,596,883
                                                                             -----------------
TOTAL FRANCE                                                                         1,596,883
                                                                             -----------------
INDONESIA (0.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    PT Telekomunikasi Indonesia ADR                             131,500                920,500
                                                                             -----------------
TOTAL INDONESIA                                                                        920,500
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                        9

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
JAPAN (5.7%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    TDK Corp.                                                    27,500      $       1,249,393
                                                                             -----------------
LEISURE EQUIPMENT & PRODUCTS (2.8%)
    Nintendo Co., Ltd.                                            8,500              1,253,802
    Sega Corp.(5)                                               119,300              1,863,157
                                                                             -----------------
                                                                                     3,116,959
                                                                             -----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
    Rohm Co., Ltd.                                                5,900                853,092
                                                                             -----------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.0%)
    NTT DoCoMo, Inc.                                                109              1,132,150
                                                                             -----------------
TOTAL JAPAN                                                                          6,351,594
                                                                             -----------------
MEXICO (2.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.7%)
    Telefonos de Mexico SA de CV ADR(5)                          78,200              2,994,278
                                                                             -----------------
TOTAL MEXICO                                                                         2,994,278
                                                                             -----------------
NETHERLANDS (4.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.7%)
    Koninklijke (Royal) KPN NV                                  394,977              1,885,886
                                                                             -----------------
HOUSEHOLD DURABLES (1.5%)
    Koninklijke (Royal) Philips Electronics NV                   63,100              1,648,318
                                                                             -----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.2%)
    ASML Holding NV(1)                                           65,900              1,350,947
                                                                             -----------------
TOTAL NETHERLANDS                                                                    4,885,151
                                                                             -----------------
PORTUGAL (2.3%)
WIRELESS TELECOMMUNICATIONS SERVICES (2.3%)
    Vodafone Telecel-Comunicacoes Pessoais SA(1)                343,100              2,522,576
                                                                             -----------------
TOTAL PORTUGAL                                                                       2,522,576
                                                                             -----------------
SINGAPORE (0.7%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    Flextronics International, Ltd.(1)                           57,810                828,995
                                                                             -----------------
TOTAL SINGAPORE                                                                        828,995
                                                                             -----------------
SOUTH KOREA (5.4%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.5%)
    Samsung Electronics Co.                                      15,200              3,938,062
                                                                             -----------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.9%)
    SK Telecom Co., Ltd. ADR                                     95,400              2,094,030
                                                                             -----------------
TOTAL SOUTH KOREA                                                                    6,032,092
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                       10

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
TAIWAN (2.2%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.2%)
    United Microelectronics Corp.                             1,969,950      $       2,508,383
                                                                             -----------------
TOTAL TAIWAN                                                                         2,508,383
                                                                             -----------------
UNITED KINGDOM (2.3%)
DIVERSIFIED FINANCIALS (0.3%)
    Insignia Solutions, Inc. ADR(1)                             275,400                380,052
                                                                             -----------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    BT Group PLC                                                183,300                663,059
                                                                             -----------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.4%)
    Vodafone Group PLC                                          833,600              1,576,979
                                                                             -----------------
TOTAL UNITED KINGDOM                                                                 2,620,090
                                                                             -----------------
UNITED STATES (58.8%)
COMMERCIAL SERVICES & SUPPLIES (1.3%)
    Convergys Corp.(5)                                           46,500              1,417,785
                                                                             -----------------
COMMUNICATIONS EQUIPMENT (7.1%)
    Cisco Systems, Inc.(1)                                      119,400              1,703,838
    Harris Corp.                                                 92,100              3,154,425
    Intergrated Defense Technologies, Inc.(1)                    20,850                531,675
    Motorola, Inc.                                              108,700              1,413,100
    QUALCOMM, Inc.(1)                                            33,100              1,100,575
                                                                             -----------------
                                                                                     7,903,613
                                                                             -----------------
COMPUTERS & PERIPHERALS (3.5%)
    Compaq Computer Corp.                                        97,600                989,664
    Dell Computer Corp.(1)                                       91,000              2,246,790
    International Business Machines Corp.                         6,900                677,028
                                                                             -----------------
                                                                                     3,913,482
                                                                             -----------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (3.8%)
    ALLTEL Corp.                                                 10,200                567,630
    AT&T Corp.                                                   39,100                607,614
    BellSouth Corp.                                              21,500                833,340
    SBC Communications, Inc.                                     23,000                870,320
    Verizon Communications, Inc.                                 18,400                861,120
    WorldCom, Inc. - WorldCom Group(1)                           73,800                554,976
                                                                             -----------------
                                                                                     4,295,000
                                                                             -----------------
ELECTRICAL EQUIPMENT (3.4%)
    Comverse Technology, Inc.(1)                                 61,930                969,204
    Gentex Corp.(1)                                              42,400              1,287,264
    SPX Corp.(5)                                                 12,300              1,556,073
                                                                             -----------------
                                                                                     3,812,541
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                       11

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Sanmina Corp.(1)                                             95,600      $         970,340
                                                                             -----------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.3%)
    Medtronic, Inc.                                              31,500              1,403,010
                                                                             -----------------
INTERNET SOFTWARE & SERVICES (1.0%)
    BEA Systems, Inc.(1)                                         38,500                489,335
    Openwave Systems, Inc.(1)                                   115,800                647,322
                                                                             -----------------
                                                                                     1,136,657
                                                                             -----------------
IT CONSULTING & SERVICES (1.0%)
    VeriSign, Inc.(1)                                            45,500              1,079,715
                                                                             -----------------
MEDIA (14.1%)
    Adelphia Communications Corp. Class A(5)                     63,700              1,398,215
    AOL Time Warner, Inc.(1)                                     81,408              2,018,918
    Cablevision Systems Corp. Class A(5)                         25,100                901,090
    Clear Channel Communications, Inc.(1)                        42,100              1,962,702
    Comcast Corp. Special Class A(5)                             58,100              1,967,847
    Gemstar-TV Guide International, Inc.(1)                      37,776                690,923
    Insight Communications Co., Inc.(1)                          48,100              1,010,100
    Liberty Media Corp. Class A(1)                              272,000              3,481,600
    Viacom, Inc. Class B(1)                                      33,500              1,559,425
    Young Broadcasting Corp. Class A(1)                          30,000                731,400
                                                                             -----------------
                                                                                    15,722,220
                                                                             -----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.4%)
    Agere Systems, Inc. Class A(1)                              199,900                799,600
    Intel Corp.                                                 102,500              2,926,375
    Microtune, Inc.(5)                                           71,000                810,110
    Novellus Systems, Inc.(1)                                    28,900              1,230,851
    Texas Instruments, Inc.                                      83,600              2,453,660
    Xilinx, Inc.(5)                                              30,800              1,106,336
                                                                             -----------------
                                                                                     9,326,932
                                                                             -----------------
SOFTWARE (10.4%)
    Adobe Systems, Inc.                                          71,800              2,612,084
    Electronic Arts, Inc.(1)                                     31,000              1,668,420
    Microsoft Corp.(1)                                           55,500              3,237,870
    Network Associates, Inc.(1)                                  58,000              1,375,760
    Oracle Corp.(1)                                              86,300              1,434,306
    VERITAS Software Corp.(1)                                    37,700              1,337,973
                                                                             -----------------
                                                                                    11,666,413
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                       12

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
WIRELESS TELECOMMUNICATIONS SERVICES (2.6%)
    AT&T Wireless Services, Inc.(1)                             152,936      $       1,543,124
    United States Cellular Corp.(1)                              15,000                582,000
    Western Wireless Corp. Class A(1)                            93,100                756,903
                                                                             -----------------
                                                                                     2,882,027
                                                                             -----------------
TOTAL UNITED STATES                                                                 65,529,735
                                                                             -----------------
TOTAL COMMON STOCKS (Cost $141,737,005)                                            107,109,494
                                                                             -----------------
RIGHTS/WARRANTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. Rts.,
      strike $0.31 expires March 2008(1)                      1,599,978                      0
                                                                             -----------------
UNITED KINGDOM (0.0%)
SOFTWARE (0.0%)
    Insignia Solutions, Inc. Wts., strike $6.00
      expires November 2003(1)                                  137,700                      0
                                                                             -----------------
TOTAL RIGHTS/WARRANTS (Cost $0)                                                              0
                                                                             -----------------

                                                                 PAR
                                                                (000)
                                                             ----------
SHORT-TERM INVESTMENT (3.8%)
    State Street Bank & Trust Co. Euro Time
      Deposit 1.625% 3/01/02
    (Cost $4,273,000)                                         $   4,273              4,273,000
                                                                             -----------------

TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $146,010,005)(6)                          111,382,494

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                                           353,087
                                                                             -----------------
NET ASSETS (100.0%)                                                          $     111,735,581
                                                                             =================

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1) Non-income producing security.
(2) Illiquid security.
(3) Company filed for bankruptcy 4/23/01.
(4) Fair value determined by management.
(5) Security or portion thereof is out on loan.
(6) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
COMMON STOCKS (99.2%)
CANADA (1.1%)
PHARMACEUTICALS (1.1%)
    Biovail Corp. ADR(1)                                         18,400      $         874,000
                                                                             -----------------
TOTAL CANADA                                                                           874,000
                                                                             -----------------
ISRAEL (0.7%)
PHARMACEUTICALS (0.7%)
    Teva Pharmaceutical Industries, Ltd. ADR                      9,600                547,488
                                                                             -----------------
TOTAL ISRAEL                                                                           547,488
                                                                             -----------------
SWITZERLAND (1.4%)
BIOTECHNOLOGY (1.4%)
    Serono SA(1)                                                  1,400              1,057,974
                                                                             -----------------
TOTAL SWITZERLAND                                                                    1,057,974
                                                                             -----------------
UNITED KINGDOM (4.1%)
PHARMACEUTICALS (4.1%)
    AstraZeneca PLC                                              18,900                963,522
    Galen Holding PLC                                            21,500                871,610
    Shire Pharmaceuticals Group PLC(1)                           55,100              1,310,278
                                                                             -----------------
TOTAL UNITED KINGDOM                                                                 3,145,410
                                                                             -----------------
UNITED STATES (91.9%)
BIOTECHNOLOGY (33.1%)
    Affymetrix, Inc.(1)                                         116,700              2,870,820
    Applera Corp-Celera Genomics Group(1)                        72,600              1,466,520
    Cubist Pharmaceuticals, Inc.(1)                              48,500                683,365
    Enzon, Inc.(1)                                               12,700                557,530
    Genentech, Inc.(1)                                           33,700              1,590,640
    Genzyme Corp.(1)                                             26,300              1,167,194
    Gilead Sciences, Inc.(1)                                     14,600              1,028,716
    IDEC Pharmaceuticals Corp.(1)                                79,700              5,006,754
    ImmunoGen, Inc.(1)                                           33,900                386,121
    Invitrogen Corp.(1)                                          48,700              2,222,668
    Medarex, Inc.(1)                                             59,400                898,722
    Medimmune, Inc.(1)                                           93,200              3,842,636
    Millennium Pharmaceuticals, Inc.(1)                          18,000                338,040
    Sepracor, Inc.(1)                                            56,900              2,447,838
    XOMA, Ltd.(1)                                               139,800              1,123,992
                                                                             -----------------
                                                                                    25,631,556
                                                                             -----------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
    AMN Healthcare Services, Inc.(1)                             12,200                320,250
                                                                             -----------------
DIVERSIFIED FINANCIALS (3.4%)
    Express Scripts, Inc. Class A(1)                             50,600              2,619,562
                                                                             -----------------
ELECTRICAL EQUIPMENT (1.0%)
    Fisher Scientific International, Inc.(1)                     26,700                774,300
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                       14

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
HEALTHCARE EQUIPMENT & SUPPLIES (9.8%)
    Alliance Imaging, Inc.(1)                                    70,600      $         813,312
    Andrx Group(1)                                               37,000              1,237,650
    Baxter International, Inc.                                   38,300              2,124,884
    Endocare, Inc.(1)                                            76,100              1,147,588
    Medtronic, Inc.                                              34,100              1,518,814
    Therasense, Inc.(1)                                          38,600                771,228
                                                                             -----------------
                                                                                     7,613,476
                                                                             -----------------
HEALTHCARE PROVIDERS & SERVICES (19.0%)
    Aerogen, Inc.(1)                                            168,800                346,040
    AmerisourceBergen Corp.                                      26,600              1,800,820
    Anthem, Inc.(1)                                              30,800              1,789,480
    Community Health Care(1)                                     71,700              1,598,910
    HCA - The Healthcare Co.                                     13,300                541,709
    Health Management Associates, Inc. Class A(1)                54,500                961,925
    Impath, Inc.(1)                                              27,400                951,602
    Laboratory Corp. of America Holdings(1)                      11,100                904,428
    LifePoint Hospitals, Inc.(1)                                 50,700              1,664,988
    Omnicare, Inc.                                               35,700                755,055
    Omnicell, Inc.(1)                                            50,100                343,185
    Priority Healthcare Corp. Series B(1)                        31,000                767,250
    Quest Diagnostics, Inc.(1)                                   16,300              1,155,833
    Specialty Laboratories, Inc.(1)                              14,000                324,100
    Sunrise Assisted Living, Inc.(1)                             35,500                828,215
                                                                             -----------------
                                                                                    14,733,540
                                                                             -----------------
PHARMACEUTICALS (25.2%)
    Abbott Laboratories                                          19,500              1,102,725
    Abgenix, Inc.(1)                                             22,800                411,540
    Array BioPharma, Inc.(1)                                     54,900                564,372
    Celgene Corp.(1)                                             24,800                647,032
    Collagenex Pharmaceuticals, Inc.(1)                          64,400                640,136
    Dynacare, Inc.(1)                                            90,000              1,305,000
    ICN Pharmaceuticals, Inc.                                    34,500                960,825
    Johnson & Johnson                                            18,512              1,127,380
    King Pharmaceuticals, Inc.(1)                                98,249              3,051,614
    Mylan Laboratories, Inc.                                     88,600              2,691,668
    OSI Pharmaceuticals, Inc.(1)                                 17,000                646,850
    Pfizer, Inc.                                                 40,825              1,672,192
    Pharmacia Corp.(1)                                           47,397              1,945,647
    Progenics Pharmaceuticals, Inc.(1)                            9,200                120,888
    Scios, Inc.(1)                                               89,100              1,781,109
    SICOR, Inc.(1)                                               29,200                467,200
    Unilab Corp.(1)                                              17,000                359,550
                                                                             -----------------
                                                                                    19,495,728
                                                                             -----------------
TOTAL UNITED STATES                                                                 71,188,412
                                                                             -----------------
TOTAL COMMON STOCKS (Cost $74,168,521)                                              76,813,284
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                       15

                                                                 PAR
                                                                (000)               VALUE
                                                             ----------         ----------
SHORT-TERM INVESTMENT (0.8%)
    State Street Bank & Trust Co.
    Euro Time Deposit 1.625% 3/01/02
    (Cost $599,000)                                          $      599      $         599,000
                                                                             -----------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $74,767,5212)                             77,412,284

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                           (13,918)
                                                                             -----------------
NET ASSETS (100.0%)                                                          $      77,398,366
                                                                             =================

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
COMMON STOCKS (96.9%)
AUSTRALIA (1.3%)
BANKS (1.3%)
    National Australia Bank, Ltd.                                 1,280      $          23,645
                                                                             -----------------
TOTAL AUSTRALIA                                                                         23,645
                                                                             -----------------
BELGIUM (2.0%)
BANKS (2.0%)
    Dexia                                                         2,400                 35,955
                                                                             -----------------
TOTAL BELGIUM                                                                           35,955
                                                                             -----------------
BERMUDA (5.0%)
INSURANCE (5.0%)
    IPC Holdings, Ltd.                                            1,500                 46,665
    RenaissanceRe Holdings, Ltd. ADR                                400                 43,332
                                                                             -----------------
TOTAL BERMUDA                                                                           89,997
                                                                             -----------------
CANADA (2.3%)
BANKS (2.3%)
    Royal Bank of Canada                                          1,300                 41,087
                                                                             -----------------
TOTAL CANADA                                                                            41,087
                                                                             -----------------
FRANCE (6.3%)
BANKS (6.3%)
    BNP Paribas SA                                                1,612                 78,153
    Credit Agricole SA(1)                                         2,113                 34,635
                                                                             -----------------
TOTAL FRANCE                                                                           112,788
                                                                             -----------------
IRELAND (3.2%)
BANKS (3.2%)
    Allied Irish Banks PLC                                        5,102                 56,929
                                                                             -----------------
TOTAL IRELAND                                                                           56,929
                                                                             -----------------
ITALY (1.1%)
INSURANCE (1.1%)
    Riunione Adriatica di Sicurta SpA                             1,618                 18,894
                                                                             -----------------
TOTAL ITALY                                                                             18,894
                                                                             -----------------
JAPAN (2.3%)
BANKS (2.3%)
    Sumitomo Mitsui Banking Corp.                                11,000                 40,770
                                                                             -----------------
TOTAL JAPAN                                                                             40,770
                                                                             -----------------
NETHERLANDS (2.1%)
BANKS (2.1%)
    ABN AMRO Holding NV                                           2,144                 37,331
                                                                             -----------------
TOTAL NETHERLANDS                                                                       37,331
                                                                             -----------------
SPAIN (3.1%)
BANKS (3.1%)
    Banco Santander Central Hispano SA                            6,900                 55,028
                                                                             -----------------
TOTAL SPAIN                                                                             55,028
                                                                             -----------------

                 See Accompanying Notes to Financial Statements.

                                       17

                                                              NUMBER OF
                                                                SHARES              VALUE
                                                             ----------      -----------------
SWITZERLAND (4.1%)
BANKS (4.1%)
    UBS AG                                                        1,578      $          73,003
                                                                             -----------------
TOTAL SWITZERLAND                                                                       73,003
                                                                             -----------------
UNITED KINGDOM (3.8%)
BANKS (3.8%)
    Abbey National PLC                                            2,367                 31,906
    Royal Bank of Scotland Group PLC                              1,496                 36,648
                                                                             -----------------
TOTAL UNITED KINGDOM                                                                    68,554
                                                                             -----------------
UNITED STATES (60.3%)
BANKS (15.7%)
    Bank of America Corp.                                         1,300                 83,135
    FleetBoston Financial Corp.                                   1,300                 43,394
    J.P. Morgan Chase & Co.                                       2,000                 58,500
    Wells Fargo & Co.                                             2,050                 96,145
                                                                             -----------------
                                                                                       281,174
                                                                             -----------------
DIVERSIFIED FINANCIALS (19.8%)
    Citigroup, Inc.                                               3,100                140,275
    Freddie Mac                                                   1,200                 76,488
    Household International, Inc.                                 1,150                 59,225
    Lehman Brothers Holdings, Inc.                                1,400                 79,100
                                                                             -----------------
                                                                                       355,088
                                                                             -----------------
INDUSTRIAL CONGLOMERATES (4.7%)
    General Electric Co.                                          2,200                 84,700
                                                                             -----------------
INSURANCE (20.1%)
    AFLAC, Inc.                                                   2,800                 71,960
    American International Group, Inc.                            1,100                 81,367
    Lincoln National Corp.                                          900                 46,089
    MBIA, Inc.                                                    1,400                 81,830
    St. Paul Co., Inc.                                            1,600                 78,240
                                                                             -----------------
                                                                                       359,486
                                                                             -----------------
TOTAL UNITED STATES                                                                  1,080,448
                                                                             -----------------

TOTAL COMMON STOCKS (Cost $1,760,869)                                                1,734,429
                                                                             -----------------

TOTAL INVESTMENTS AT VALUE (96.9%) (Cost $1,760,869(2))                              1,734,429

OTHER ASSETS IN EXCESS OF LIABILITIES (3.1%)                                            56,329
                                                                             -----------------

NET ASSETS (100.0%)                                                          $       1,790,758
                                                                             =================
----------------------------------------------------------------------------------------------

(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)

                                                             GLOBAL             GLOBAL HEALTH       GLOBAL FINANCIAL
                                                         TECHNOLOGY FUND        SCIENCES FUND         SERVICES FUND
                                                         ---------------        -------------       ----------------
ASSETS
    Investments at value (Cost $146,010,005,
      $74,767,521 and $1,760,869, respectively)          $   111,382,494        $  77,412,284       $      1,734,429
    Cash                                                          30,501                  824                 48,443
    Collateral received for securities loaned                 15,408,246                   --                     --
    Receivable for investments sold                            4,427,070                   --                     --
    Dividend, interest and reclaim receivable                     81,137               28,052                  4,752
    Receivable for fund shares sold                                   --               11,984                     --
    Receivable from investment adviser                                --                   --                 10,654
    Prepaid expenses and other assets                             58,222               44,721                 37,142
                                                         ---------------        -------------       ----------------
      Total Assets                                           131,387,670           77,497,865              1,835,420
                                                         ---------------        -------------       ----------------
LIABILITIES
    Advisory fee payable                                          45,342               34,452                     --
    Administrative services fee payable                           13,555               12,093                  2,297
    Director's fee payable                                           323                   --                    407
    Payable upon return of securities loaned                  15,408,246                   --                     --
    Payable for investments purchased                          3,972,706                   --                 34,008
    Distribution fee payable                                      22,076               15,473                    338
    Other accrued expenses payable                               189,841               37,481                  7,612
                                                         ---------------        -------------       ----------------
      Total Liabilities                                       19,652,089               99,499                 44,662
                                                         ---------------        -------------       ----------------
NET ASSETS
    Capital stock, $0.001 par value                                4,284                4,527                    218
    Paid-in capital                                          325,359,979           75,852,176              2,174,449
    Accumulated undistributed net investment
      income (loss)                                             (788,734)            (585,801)                     3
    Accumulated net realized loss from
      investments and foreign currency
      transactions                                          (178,212,494)            (517,325)              (357,624)
    Net unrealized appreciation (depreciation)
      from investments and foreign currency
      translations                                           (34,627,454)           2,644,789                (26,288)
                                                         ---------------        -------------       ----------------
      Net Assets                                         $   111,735,581        $  77,398,366       $      1,790,758
                                                         ===============        =============       ================
COMMON SHARES
    Net assets                                           $   111,734,565        $  77,397,374       $      1,785,781
    Shares outstanding                                         4,284,434            4,526,604                217,565
                                                         ---------------        -------------       ----------------
    Net asset value, offering price and redemption
      price per share                                    $         26.08        $       17.10       $           8.21
                                                         ===============        =============       ================
A SHARES
    Net assets                                           $         1,016        $         992       $          4,977
    Shares outstanding                                                39                   58                    605
                                                         ---------------        -------------       ----------------
    Net asset value and redemption price per share       $         26.07        $       17.10       $           8.22
                                                         ===============        =============       ================
    Maximum offering price per share
      (net asset value/(1-5.75%))                        $         27.66        $       18.14       $           8.72
                                                         ===============        =============       ================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2002 (Unaudited)

                                                             GLOBAL             GLOBAL HEALTH       GLOBAL FINANCIAL
                                                         TECHNOLOGY FUND        SCIENCES FUND         SERVICES FUND
                                                         ---------------        -------------       ----------------
INVESTMENT INCOME
    Dividends                                            $       355,110        $     124,853       $         13,575
    Securities lending                                            62,963                   --                     --
    Interest                                                      55,430               31,655                    131
    Foreign taxes withheld                                       (12,897)                (225)                  (218)
                                                         ---------------        -------------       ----------------
      Total investment income                                    460,606              156,283                 13,488
                                                         ---------------        -------------       ----------------
EXPENSES
    Investment advisory fees                                     649,594              466,675                  8,091
    Administrative services fees                                  88,936               85,299                  2,612
    Shareholder servicing/Distribution fees                      162,399              116,669                  2,247
    Transfer agent fees                                          259,453              124,152                  1,625
    Printing fees                                                 73,404               23,929                 20,331
    Legal fees                                                    28,788               11,193                 13,327
    Registration fees                                             27,107               21,040                 28,430
    Custodian fees                                                24,111                5,188                  6,891
    Audit fees                                                     8,278                8,167                  6,188
    Directors fees                                                 6,597                6,192                  6,587
    Insurance expense                                              4,076                1,773                      8
    Interest expense                                                 864                3,006                     --
    Offering/Organizational costs                                     --                   --                  4,750
    Miscellaneous expense                                          5,817                5,564                  1,319
                                                         ---------------        -------------       ----------------
      Total expenses                                           1,339,424              878,847                102,406
    Less: fees waived, expenses reimbursed
      and transfer agent offsets                                (267,594)            (136,834)               (88,921)
                                                         ---------------        -------------       ----------------
      Net expenses                                             1,071,830              742,013                 13,485
                                                         ---------------        -------------       ----------------
       Net investment income (loss)                             (611,224)            (585,730)                     3
                                                         ---------------        -------------       ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments                (50,192,994)           4,899,177               (226,105)
    Net realized loss from foreign currency
      transactions                                               (33,479)                  --                 (1,971)
    Net change in unrealized appreciation
      (depreciation) from investments                         37,192,114          (12,175,537)               110,700
    Net change in unrealized appreciation
      (depreciation) from foreign currency
      translations                                                    57                  (21)                    30
                                                         ---------------        -------------       ----------------
    Net realized and unrealized loss from
      investments and foreign currency related
      items                                                  (13,034,302)          (7,276,381)              (117,346)
                                                         ---------------        -------------       ----------------
    Net decrease in net assets resulting from
      operations                                         $   (13,645,526)       $  (7,862,111)      $       (117,343)
                                                         ===============        =============       ================

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

CREDIT SUISSE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                           GLOBAL TECHNOLOGY FUND
                                                    -------------------------------------
                                                    FOR THE SIX MONTHS
                                                          ENDED             FOR THE YEAR
                                                    FEBRUARY 28, 2002          ENDED
                                                       (UNAUDITED)        AUGUST 31, 2001
                                                    ------------------    ---------------
FROM OPERATIONS
  Net investment income (loss)                      $         (611,224)   $    (2,982,819)
  Net realized gain (loss) from investments and
    foreign currency transactions                          (50,226,473)      (126,949,006)
  Net change in unrealized appreciation
    (depreciation) from investments and foreign
    currency translations                                   37,192,171       (100,916,227)
                                                    ------------------    ---------------
    Net decrease in net assets resulting
      from operations                                      (13,645,526)      (230,848,052)
                                                    ------------------    ---------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                             --        (14,140,026)
                                                    ------------------    ---------------
    Net decrease in net assets from distributions                   --        (14,140,026)
                                                    ------------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                              20,305,620        167,204,463
  Reinvestment of distributions                                     --         13,397,882
  Net asset value of shares redeemed                       (42,429,567)      (259,564,665)
                                                    ------------------    ---------------
    Net increase (decrease) in net assets from
      capital share transactions                           (22,123,947)       (78,962,320)
                                                    ------------------    ---------------
  Net increase (decrease) in net assets                    (35,769,473)      (323,950,398)
NET ASSETS
  Beginning of period                                      147,505,054        471,455,452
                                                    ------------------    ---------------
  End of period                                     $      111,735,581    $   147,505,054
                                                    ==================    ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)          $         (788,734)   $      (177,510)
                                                    ==================    ===============

                                       22

                                                        GLOBAL HEALTH SCIENCES FUND            GLOBAL FINANCIAL SERVICES FUND
                                                   -------------------------------------   ---------------------------------------
                                                   FOR THE SIX MONTHS                      FOR THE SIX MONTHS
                                                         ENDED            FOR THE YEAR           ENDED           FOR THE YEAR
                                                   FEBRUARY 28, 2002          ENDED        FEBRUARY 28, 2002         ENDED
                                                      (UNAUDITED)        AUGUST 31, 2001      (UNAUDITED)       AUGUST 31, 2001(1)
                                                   ------------------    ---------------   ------------------   ------------------
FROM OPERATIONS
  Net investment income (loss)                     $         (585,730)   $    (1,018,199)  $                3   $            6,252
  Net realized gain (loss) from investments and
    foreign currency transactions                           4,899,177         (5,343,441)            (228,076)            (137,275)
  Net change in unrealized appreciation
    (depreciation) from investments and foreign
    currency translations                                 (12,175,558)       (15,149,569)             110,730             (137,018)
                                                   ------------------    ---------------   ------------------   ------------------
    Net decrease in net assets resulting
      from operations                                      (7,862,111)       (21,511,209)            (117,343)            (268,041)
                                                   ------------------    ---------------   ------------------   ------------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                            --         (8,674,426)                  --                   --
                                                   ------------------    ---------------   ------------------   ------------------
    Net decrease in net assets from distributions                  --         (8,674,426)                  --                   --
                                                   ------------------    ---------------   ------------------   ------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                             17,954,340        124,234,896                7,279            2,188,666
  Reinvestment of distributions                                    --          8,505,255                   --                   --
  Net asset value of shares redeemed                      (33,794,459)       (92,254,560)             (12,646)              (7,157)
                                                   ------------------    ---------------   ------------------   ------------------
    Net increase (decrease) in net assets from
      capital share transactions                          (15,840,119)        40,485,591               (5,367)           2,181,509
                                                   ------------------    ---------------   ------------------   ------------------
  Net increase (decrease) in net assets                   (23,702,230)        10,299,956             (122,710)           1,913,468
NET ASSETS
  Beginning of period                                     101,100,596         90,800,640            1,913,468                   --
                                                   ------------------    ---------------   ------------------   ------------------
  End of period                                    $       77,398,366    $   101,100,596   $        1,790,758   $        1,913,468
                                                   ==================    ===============   ==================   ==================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)         $         (585,801)   $           (71)  $                3   $               --
                                                   ==================    ===============   ==================   ==================

----------
(1) For the period December 28, 2000 (inception date) through August 31, 2001.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                FOR THE SIX
                                                MONTHS ENDED                         FOR THE YEAR ENDED AUGUST 31,
                                             FEBRUARY 28, 2002       ------------------------------------------------------------
                                                (UNAUDITED)             2001         2000          1999        1998       1997(1)
                                             -----------------       ---------     ---------     --------    --------   ---------
PER SHARE DATA
  Net asset value, beginning of period          $     29.11          $   69.11     $   41.22     $  20.54    $  17.30   $  15.00
                                             --------------          ---------     ---------     --------    --------    --------
INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.14)             (0.75)        (0.44)       (0.04)      (0.01)      0.02
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                    (2.89)            (36.86)        29.56        23.56        4.29       2.28
                                             --------------          ---------     ---------     --------    --------   --------
      Total from investment operations                (3.03)            (37.61)        29.12        23.52        4.28       2.30
                                             --------------          ---------     ---------     --------    --------   --------
LESS DISTRIBUTIONS
  Distributions from net realized gains                  --              (2.39)        (1.23)       (2.84)      (1.04)        --
                                             --------------          ---------     ---------     --------    --------   --------
NET ASSET VALUE, END OF PERIOD                  $     26.08          $   29.11     $   69.11     $  41.22    $  20.54   $  17.30
                                             ==============          =========     =========     ========    ========   ========
      Total return                                   (10.41)%(2)        (55.72)%       70.99%      120.73%      25.38%     15.33%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)      $   111,735          $ 147,504     $ 471,455     $ 65,165    $    718   $    569
    Ratio of expenses to average net assets            1.65%(3),(4)       1.67%(4)      1.66%(4)     1.65%       1.65%      1.65%(3)
    Ratio of net investment income (loss) to
      average net assets                              (0.94)%(3)         (1.14)%       (0.89)%      (0.35)%     (0.03)%     0.16%(3)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                           0.41%(3)           0.15%         0.11%        0.87%       5.21%      6.73%(3)
  Portfolio turnover rate                                36%               100%          143%         203%        169%        43%
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period December 4, 1996 (inception date) through August 31, 1997.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended February 28, 2002 and .02% for each of the years ended August 31, 2001 and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65%, 1.65% and 1.64% for the six months ended February 28, 2002 and for the years ended August 31, 2001 and 2000, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                FOR THE SIX          FOR THE YEAR                       FOR THE YEAR
                                                MONTHS ENDED        ENDED AUGUST 31,                  ENDED OCTOBER 31,
                                             FEBRUARY 28, 2002  -----------------------      ----------------------------------
                                                (UNAUDITED)        2001         2000(1)         1999         1998       1997(2)
                                             -----------------  ---------     ---------      ---------    ---------    --------
PER SHARE DATA
  Net asset value, beginning of period         $    18.85       $   23.95     $   14.92      $   14.41    $   12.22    $  10.00
                                             ------------       ---------     ---------      ---------    ---------    --------
INVESTMENT OPERATIONS
  Net investment loss                               (0.19)          (0.10)        (0.08)         (0.13)       (0.06)      (0.02)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                  (1.56)          (3.08)         9.11           0.64         2.97        2.24
                                             ------------       ---------     ---------      ---------    ---------    --------
      Total from investment operations              (1.75)          (3.18)         9.03           0.51         2.91        2.22
                                             ------------       ---------     ---------      ---------    ---------    --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                 --              --            --             --        (0.04)         --
  Distributions from net realized gains                --           (1.92)           --             --        (0.68)         --
                                             ------------       ---------     ---------      ---------    ---------    --------
      Total dividends and distributions                --           (1.92)           --             --        (0.72)         --
                                             ------------       ---------     ---------      ---------    ---------    --------
 NET ASSET VALUE, END OF PERIOD                $    17.10       $   18.85     $   23.95      $   14.92    $   14.41    $  12.22
                                             ============       =========     =========      =========    =========    ========
      Total return                                  (9.28)%(3)     (14.44)%       60.52%(3)       3.54%       25.25%      22.20%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)     $   77,397       $ 101,101     $  90,801      $  47,574    $  64,336    $ 18,246
    Ratio of expenses to average net
      assets(4)                                      1.59%(5)        1.60%         1.61%(5)       1.59%        1.59%       1.59%(5)
    Ratio of net investment income (loss)
      to average net assets                         (1.26)%(5)      (1.05)%       (0.94)%(5)      0.62%       (0.58)%     (0.24)%(5)
    Decrease reflected in above
      operating expense ratios due to
      waivers/reimbursements                         0.29%(5)        0.26%         0.28%(5)       0.29%        0.38%       1.83%(5)
  Portfolio turnover rate                              12%             35%          106%           146%          63%        160%
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.

(2) For the period December 31, 1996 (inception date) through October 31, 1997.

(3) Non-annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended February 28, 2002, .01% for the year ended August 31, 2001 and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the six months ended February 28, 2002 and the year ended August 31, 2001, and 1.59% annualized for the period November 1, 1999 to August 31, 2000.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                 FOR THE SIX              FOR THE YEAR
                                                                 MONTHS ENDED                ENDED
                                                               FEBRUARY 28, 2002           AUGUST 31,
                                                                  (UNAUDITED)               2001(1)
                                                               -----------------          ------------
PER SHARE DATA
  Net asset value, beginning of period                         $            8.74          $      10.00
                                                               -----------------          ------------
INVESTMENT OPERATIONS
  Net investment income                                                       --(2)               0.03
  Net loss on investments and foreign currency related items
    (both realized and unrealized)                                         (0.53)                (1.29)
                                                               -----------------          ------------
      Total from investment operations                                     (0.53)                (1.26)
                                                               -----------------          ------------
 NET ASSET VALUE, END OF PERIOD                                $            8.21          $       8.74
                                                               =================          ============
      Total return(3)                                                      (6.06)%              (12.60)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                     $           1,786          $      1,913
    Ratio of expenses to average net assets(4),(5)                          1.50%                 1.50%
    Ratio of net investment income to average net assets(4)                   --%                 0.48%
    Decrease reflected in above operating expense ratios due
      to waivers/reimbursements(4)                                         10.76%                11.84%
  Portfolio turnover rate                                                     88%                   87%
-------------------------------------------------------------------------------------------------------

(1) For the period December 28, 2000 (inception date) through August 31, 2001.

(2) This amount represents less than 0.01 per share.

(3) Non-annualized.

(4) Annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Funds covered in this report are comprised of Credit Suisse Global Technology Fund, Inc. ("Global Technology"), Credit Suisse Global Health Sciences Fund, Inc. ("Global Health Sciences"), and Credit Suisse Global Financial Services Fund, Inc. ("Global Financial Services"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies.

     The Funds changed their legal name during the most recent fiscal year. A comparison of the old name and the new name, which was effective on December 12, 2001, is presented below:

           OLD NAME                                                               NEW NAME
           --------                                                               --------
           Credit Suisse Warburg Pincus Global Telecommunications       Credit Suisse Global Technology
           Credit Suisse Warburg Pincus Global Health Sciences          Credit Suisse Global Health Sciences
           Credit Suisse Warburg Pincus Global Financial Services       Credit Suisse Global Financial Services

     Investment objectives for each Fund are as follows: Global Technology seeks long-term capital appreciation; Global Health Sciences and Global Financial Services seek capital appreciation.

     Global Technology and Global Financial Services are authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Class A shares of Global Financial Services and Common and Class A shares of Global Technology are offered. Global Health Sciences is authorized to issue three classes of shares: Common, Advisor, and Class A, although only Common and Class A shares are being offered. Common shares for each fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of each Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of each applicable Fund's Class A shares. In addition, the Common, and Class A shares bear co-administration fees. Results for Class A shares are contained in a separate book.

     During the current fiscal year, the classes offered by the Funds changed as follows: Global Technology closed the Advisor Class effective October 2, 2001. Global Technology and Global Health Sciences began offering Class A shares effective November 30, 2001, and closed the Common Class to new investors effective December 12, 2001. Global Financial Services began offering Class A shares effective November 30, 2001, and closed the Common Class to new investments effective December 12, 2001.

     A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principal distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At February 28, 2002, the Funds had no open forward foreign currency contracts.

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by Global Technology with respect to such loans (including the right to draw on letter of credit) at February 28, 2002 is as follows:

               MARKET VALUE OF                           VALUE OF
              SECURITIES LOANED                     COLLATERAL RECEIVED
              -----------------                     -------------------
                 $14,823,006                            $15,408,246

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by Global Technology to act as the Fund's securities lending agent. For the six months ended February 28, 2002, Global Technology earned $62,963 from securities lending transactions.

     Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     J) OTHER -- The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates) information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     The Funds invest a high percentage of their assets in specific sectors of the market, especially telecommunications, health sciences, and financial services. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value an-d will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, these funds are sector concentrated and, under normal market conditions, they will invest 80% or more of their assets in a group of related industries within the telecommunications, health sciences and financial services sectors, as applicable, of the market.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

           FUND                                         ANNUAL RATE
           ----                                         -----------
           Global Technology                  1.00% of average daily net assets
           Global Health Sciences             1.00% of average daily net assets
           Global Financial Services          0.90% of average daily net assets

     For the six months ended February 28, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed for each of the Funds were as follows:

                                        GROSS                        NET
                                       ADVISORY                    ADVISORY        EXPENSE
           FUND                          FEE         WAIVER           FEE        REIMBURSEMENTS
           ----                        --------      ------        --------      --------------
           Global Technology           $ 649,594    $ (266,854)    $ 382,740       $       --
           Global Health Sciences        466,675      (136,562)      330,113               --
           Global Financial Services       8,091        (8,091)           --       $  (80,107)

     Credit Suisse Asset Management Limited ("CSAM Ltd"), an affiliate of CSAM, serves as sub-investment adviser to the Funds. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Fund's co-administrators. For administrative services, CSAMSI is entitled to receive from each Fund, except Global Technology, a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common, Advisor and Class A shares. For

Global Technology, CSAMSI is entitled to receive a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets of Common, Advisor and Class A shares and .10% of average daily net assets of Common, Advisor and Class A shares over $125 million.

     For the six months ended February 28, 2002, administrative services fees earned by CSAMSI were as follows:

           FUND                                          CO-ADMINISTRATION FEE
           ----                                          ---------------------
           Global Technology                                  $ 34,382
           Global Health Sciences                               46,668
           Global Financial Services                               899

     For its administrative services, PFPC is entitled to receive a fee from each Fund, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                 ANNUAL RATE
           ------------------------                 -----------
           First $500 million                       .08% of average daily net assets
           Next $1 billion                          .07% of average daily net assets
           Over $1.5 billion                        .06% of average daily net assets

     For the six months ended February 28, 2002, the administrative services fees earned, and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                            GROSS                                NET
                                      CO-ADMINISTRATION                   CO-ADMINISTRATION
           FUND                              FEE             WAIVER               FEE
           ----                       ------------------    --------      ------------------
           Global Technology            $ 54,554              $  --          $   54,554
           Global Health Sciences         38,631                 --              38,631
           Global Financial Services       1,713                719                 994

     At its meeting held on February 12, 2002 the Board of Directors adopted a resolution to approve a Co-Administrator Agreement between the Funds and State Street Bank and Trust Company ("SSB") replacing PFPC effective mid 2002.

     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund, pursuant to Rule 12b-1 and under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the Advisor shares, the fee is calculated at an annual rate of .50% of the average daily net assets of the Advisor shares. For Class A shares, the fee is calculated at an annual rate of .25% of the average daily net assets of the Class A shares. For the six months ended February 28, 2002, shareholder services fees earned by CSAMSI were as follows:

                                                    SHAREHOLDER SERVICING/
           FUND                                        DISTRIBUTION FEE
           ----                                     ----------------------
           Global Technology
             Common Class                                 $ 162,399
           Global Health Sciences
             Common Class                                   116,669
           Global Financial Services
             Common Class                                     2,245
             Class A                                              2

     Shareholder services fees earned by CSAMSI for the Class A shares of Global Technology and Global Health Sciences were less than $1.

     Boston Financial Data Services, Inc. ("BFDS") serves as each Fund's transfer and dividend disbursement agent. The Funds have an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expenses. For the six months ended February 28, 2002, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                            AMOUNT
           ----                                          ----------
           Global Technology                               $ 740
           Global Health Sciences                            272
           Global Financial Services                           4

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the six months ended February 28, 2002, the Funds reimbursed CSAM the following amounts, which is included in the Funds' transfer agent expense as follows:

           FUND                                            AMOUNT
           ----                                          -----------
           Global Technology                              $ 123,023
           Global Health Sciences                            66,123
           Global Financial Services                             --

     For the six months ended February 28, 2002 CSAMSI and its affiliates advised the Funds that it retained the following amounts from commissions earned on the sale of the Funds' shares:

           FUND                                            AMOUNT
           ----                                          ----------
           Global Technology                                $ 8
           Global Health Sciences                             8
           Global Financial Services                          8

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the six months ended February 28, 2002, Merrill was paid by the Funds as follows:

           FUND                                            AMOUNT
           ----                                          -----------
           Global Technology                              $ 80,237
           Global Health Sciences                           60,824
           Global Financial Services                        30,636

NOTE 3. LINE OF CREDIT

     The Funds, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. At February 28, 2002, there were no loans outstanding for any of the Funds. During the six months ended February 28, 2002, Global Health Sciences had borrowings under the Credit Facility as follows:

                                     WEIGHTED
                                      AVERAGE                MAXIMUM
           AVERAGE DAILY             INTEREST              DAILY LOAN
           LOAN BALANCE                RATE %              OUTSTANDING
           -------------             --------             -------------
            $ 157,310                   1.91%              $ 11,323,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                      PURCHASES           SALES
           ----                                      ---------          --------
           Global Technology                      $ 45,014,344      $ 70,747,815
           Global Health Sciences                   36,788,480        42,882,167
           Global Financial Services                 1,557,542         1,562,717

     At February 28, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                                                  NET UNREALIZED
                                                 UNREALIZED      UNREALIZED        APPRECIATION
           FUND                                 APPRECIATION    DEPRECIATION      (DEPRECIATION)
           ----                                 ------------    ------------      --------------
           Global Technology                    $ 4,398,921    $ (39,026,432)      $ (34,627,511)
           Global Health Sciences                13,449,109      (10,804,346)          2,644,763
           Global Financial Services                 99,349         (125,789)            (26,440)

NOTE 5. CAPITAL SHARE TRANSACTIONS

     Each class of shares of each Fund is authorized to issue one billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                  GLOBAL TECHNOLOGY FUND
                                 ---------------------------------------------------------------
                                                       COMMON CLASS
                                 ---------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)          AUGUST 31, 2001
                                 ---------------------------------------------------------------
                                     SHARES         VALUE            SHARES          VALUE
                                 ------------   -------------     ------------    --------------
Shares sold                           749,118    $  20,304,479       3,622,260    $  167,203,463
Shares issued in reinvestment
  of distributions                         --               --         287,508        13,397,882
Shares redeemed                    (1,531,831)     (42,428,924)     (5,664,109)     (259,564,665)
                                 ------------   --------------    ------------    --------------
Net decrease                         (782,713)   $ (22,124,445)     (1,754,341)   $  (78,963,320)
                                 ============   ==============    ============    ==============

                                                  GLOBAL TECHNOLOGY FUND
                                 --------------------------------------------------------------
                                                       ADVISOR CLASS
                                 --------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)          AUGUST 31, 2001
                                 --------------------------------------------------------------
                                     SHARES         VALUE            SHARES          VALUE
                                 ------------   -------------     ------------    --------------
Shares sold                               --       $       --              25     $       1,000
Shares redeemed                          (25)            (643)             --                --
                                 ------------   -------------     ------------    ==============
Net increase (decrease)                  (25)      $     (643)             25     $       1,000
                                 ============   =============     ============    ==============

                                    GLOBAL TECHNOLOGY FUND
                                 --------------------------------
                                        CLASS A SHARES
                                 --------------------------------
                                    FOR THE SIX MONTHS ENDED
                                 FEBRUARY 28, 2002(1) (UNAUDITED)
                                 --------------------------------
                                   SHARES             VALUE
                                 -----------         -----------
Shares sold                              39          $    1,141
                                 -----------          -----------
Net increase                             39          $    1,141
                                 ===========          ===========

                                       35

                                                 GLOBAL HEALTH SCIENCES FUND
                                 ---------------------------------------------------------------
                                                        COMMON CLASS
                                 ---------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)          AUGUST 31, 2001
                                 ---------------------------------------------------------------
                                     SHARES         VALUE            SHARES          VALUE
                                 -------------  --------------    -------------   --------------
Shares sold                            957,713   $  17,953,199        6,046,881   $  124,234,896
Shares issued in reinvestment
  of distributions                          --              --          385,551        8,505,255
Shares redeemed                     (1,795,394)    (33,794,459)      (4,860,142)     (92,254,560)
                                 -------------  --------------    -------------   --------------
Net increase (decrease)               (837,681)  $ (15,841,260)       1,572,290   $   40,485,591
                                 =============  ==============    =============   ==============

                                   GLOBAL HEALTH SCIENCES FUND
                                 --------------------------------
                                            CLASS A
                                 ---------------------------------
                                    FOR THE SIX MONTHS ENDED
                                 FEBRUARY 28, 2002(1) (UNAUDITED)
                                 ---------------------------------
                                      SHARES            VALUE
                                 --------------   ----------------
Shares sold                                  58      $       1,141
                                 --------------   ----------------
Net increase                                 58      $       1,141
                                 ==============   ================

                                                  GLOBAL FINANCIAL SERVICES
                                 ---------------------------------------------------------------
                                                        COMMON CLASS
                                 ---------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)          AUGUST 31, 2001
                                 ---------------------------------------------------------------
                                     SHARES         VALUE            SHARES          VALUE
                                 -------------  --------------    -------------   --------------
Shares sold                                254   $       2,140          219,718   $    2,188,666
Shares redeemed                         (1,595)        (12,646)            (812)          (7,157)
                                 -------------  --------------    -------------   --------------
Net increase (decrease)                 (1,341)  $     (10,506)         218,906   $    2,181,509
                                 =============  ==============    =============   ==============

                                   GLOBAL FINANCIAL SERVICES
                                 --------------------------------
                                            CLASS A
                                 ---------------------------------
                                    FOR THE SIX MONTHS ENDED
                                 FEBRUARY 28, 2002(1) (UNAUDITED)
                                 ---------------------------------
                                     SHARES             VALUE
                                 --------------   ----------------
Shares sold                                 605   $          5,139
                                 --------------   ----------------
Net increase                                605   $          5,139
                                 ==============   ================

----------
(1) For the period November 30, 2001 (inception date) through February 28,
    2002.

     On February 28, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

                                          NUMBER OF             APPROZIMATE PERCENTAGE
                                         SHAREHOLDERS           OF OUTSTANDING SHARES
                                         ------------           -----------------------
           Global Technology
              Class A                         1                        87.25%
           Global Health Sciences
              Class A                         1                        87.27%
           Global Financial Services
              Common Class                    1                        96.52%
              Class A                         2                        97.22%

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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPGBL-3-0202